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                                                                    EXHIBIT 99.2

                  SECTION 906 CERTIFICATION OF PERIODIC REPORT

I, Richard J. Klein, Chief Financial Officer of Sonus Pharmaceuticals, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003

                                                  /s/ Richard J. Klein
                                                  -----------------------
                                                  Richard J. Klein
                                                  Chief Financial Officer